UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 27, 2006

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	33-1073076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The consolidated financial statements of Genworth Financial Mortgage Insurance Pty. Ltd. (“GNW Mortgage Australia”), an indirect subsidiary of Genworth Financial, Inc. as of December 31, 2005 and 2004, and for the years ended December 31, 2005, 2004 and 2003, are included in Item 9 of this Form 8-K as Exhibit 99.1. The financial statements as of December 31, 2005 and 2004 and for the years ended December 31, 2005, 2004 and 2003 have been audited by KPMG. In addition, the unaudited financial information of GNW Mortgage Australia as of September 30, 2006 and December 31, 2005 and for the nine months ended September 30, 2006 and 2005 are included in Item 9 of this Form 8-K as Exhibit 99.2.

The information contained in this Current Report on Form 8-K (including the exhibits) is being furnished and shall be not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing. This information may be included or incorporated by reference in registration statements or reports filed under the Securities Act of 1933, as amended, or the Exchange Act, in connection with the issuance of asset-backed securities by one or more third parties.

Item 9.01	Financial Statements and Exhibits.

The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Genworth Financial Mortgage Insurance Pty. Ltd. Consolidated Financial Statements as of December 31, 2005 and 2004, and for the years ended December 31, 2005, 2004 and 2003 (with report of Independent Registered Public Accounting Firm)

99.2	Genworth Financial Mortgage Insurance Pty. Ltd. Unaudited Consolidated Financial Information as of September 30, 2006 and December 31, 2005 and for the nine months ended September 30, 2006 and 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GENWORTH FINANCIAL, INC.

Date: December 27, 2006	By:	/S/ SCOTT R. LINDQUIST
Scott R. Lindquist Vice President and Controller

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